Filed pursuant to Rule 497(e)
Registration Nos. 333-179562; 811-22668

Loncar Cancer Immunotherapy ETF (CNCR)
(the “Fund”)

June 9, 2020

Supplement to the
Summary Prospectus and Prospectus
each dated December 31, 2019

Effective with the next rebalance of the Fund’s underlying index on June 16, 2020, the index’s methodology will be amended to increase the number of holdings in the index to 30 companies. As a result, effective June 16, 2020, the penultimate paragraph of the section entitled “Principal Investment Strategies – Loncar Cancer Immunotherapy Index” on page 3 of the Prospectus and page 2 of the Summary Prospectus will be revised to read as follows:
From the remaining companies, the Index Provider then selects (i) five of the largest pharmaceutical Immunotherapy Companies, including the leading pharmaceutical company in each of the three most established and recognized categories of immunotherapy techniques (cell-based therapies, checkpoint inhibitors, and targeted antibodies), plus the two other largest pharmaceutical Immunotherapy Companies, and (ii) the twenty-five largest biotechnology Immunotherapy Companies based on their market capitalization.

Please retain this Supplement with your Summary Prospectus and Prospectus for future reference.